SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   May 19, 2015

HOLLOMAN ENERGY CORPORATION
(Name of Small Business Issuer in its charter)

Nevada	000-52419	77-0643398
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 North Sam Houston Parkway East
Suite 600
Houston, Texas, 77060
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (281) 260-0193

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On May 19, 2015 the Company received notice that Terra Nova Energy Ltd. had terminated its Farm-In Agreement with the Company on Petroleum Exploration Licenses (PELs) 112 and 444.

As a result of the Farm-In termination, the Company will no longer be obligated to transfer any additional working interest in PEL 112 or PEL 444 to Terra Nova and is entitled to a return of a 4.8333% working interest in license PEL 444.  The Company is in the process of revisiting drilling plans and has begun contacting potential drillers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLOMAN ENERGY CORPORATION

Date: May 21, 2015	By:	/s/ Mark Stevenson
Mark Stevenson, Principal Executive Officer